UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2009

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike,

Bedford, Massachusetts 01730

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 20, 2009, GSI Group Inc. (the “Company”) filed a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission (the “SEC”). On March 27, 2009, the Company received a Delinquency Compliance Alert Letter (the “Additional Letter”) from The Nasdaq Stock Market (“Nasdaq”), indicating that the Company was not in compliance with Nasdaq Marketplace Rule 4310(c)(14) (the “Rule”), since the Company has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2008 (the “Annual Report”).

As previously announced, on November 13, 2008, the Company received a Delinquency Compliance Alert Letter (the “Initial Letter”) from Nasdaq, indicating that the Company was not in compliance with the Rule due to the failure to timely file its Quarterly Report on Form 10-Q for the three month period ended September 26, 2008 (the “Quarterly Report”). As requested by Nasdaq, following receipt of the Initial Letter, the Company timely submitted a plan to Nasdaq (the “Plan”) outlining the Company’s planned actions to regain compliance with the Rule. Nasdaq subsequently granted the Company an extension to allow the Company until May 4, 2009 to regain compliance with the Rule by filing its Quarterly Report.

The Additional Letter advised the Company that it is required to submit an update to the Plan by no later than April 13, 2009, and that any additional time to regain compliance with Nasdaq’s filing requirements will be limited to a maximum of 180 calendar days from the due date of the Quarterly Report, or May 4, 2009. The Company intends to timely submit such an updated Plan.

The Company’s Audit Committee is working diligently to complete its previously announced review of sales transactions in the Company’s Semiconductor Systems Segment, along with other sales transactions that contain agreements with multiple deliverables, for fiscal years 2006, 2007 and 2008 so that the Company may complete the preparation and filing of its Quarterly Report and Annual Report. During this time, and for the extension period which may be granted to the Company by the Nasdaq Listing Qualifications Department to file the Annual Report, the Company’s securities will continue to be listed on Nasdaq.

A copy of the press release issued by the Company announcing receipt of the Additional Letter is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 1, 2009.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

GSI Group Inc.

By:  /s/ Sergio Edelstein

        Sergio Edelstein

        President and Chief Executive Officer

Date: April 1, 2009

EXHIBIT INDEX

99.1	Press Release dated April 1, 2009.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.